Exhibit 99.1

Digital River Reports Third Quarter 2012 Financial Results

MINNEAPOLIS--(BUSINESS WIRE)--November 1, 2012--Digital River, Inc. (NASDAQ: DRIV), the revenue growth experts in global cloud commerce, reports its third quarter financial results.

Third Quarter Ended Sept. 30, 2012
GAAP Results
Third quarter revenue totaled $91.7 million, compared to $95.4 million during the same period in 2011. This result exceeded management’s third quarter revenue guidance of $88 to $91 million.

Third quarter GAAP net loss was $734 thousand or $0.02 per share, which compared to GAAP net income of $5.5 million, or $0.15 per diluted share in the third quarter of 2011. These results were at the top end of management’s third quarter GAAP earnings guidance, which ranged from a loss of $0.09 to a loss of $0.02 per share.

Non-GAAP Results
Third quarter non-GAAP net income was $6.6 million, or $0.20 per diluted share. This compared to non-GAAP net income of $8.9 million, or $0.23 per diluted share, in the third quarter of 2011. These results also exceeded management’s third quarter non-GAAP earnings guidance of $0.12 to $0.18 per diluted share.

“We’re pleased with both the revenue and earnings results we delivered in the third quarter. It was a busy quarter for our teams as we prepared for some exciting product launches from key clients and we executed very well throughout this period,” said Tom Madison, Digital River’s lead director and interim CEO. “We also announced our intent to acquire LML Payment Systems. This acquisition will further strengthen our online payments and transaction processing solutions, which are showing continued rapid growth. We have a lot of work ahead of us and face some challenges, but are confident we have the right strategy and team in place to execute to our plan and deliver attractive and sustainable shareholder value over time.”

Fourth Quarter and Full Year 2012 Guidance
Management’s forward-looking financial expectations for the fourth quarter are as follows:

  Revenue, ranging from $96 to $100 million;
  GAAP EPS, ranging from $0.08 to $0.15 per diluted share, using a 17 percent tax rate; and
  Non-GAAP EPS, ranging from $0.25 to $0.31 per diluted share, using a 21 percent tax rate.

Management’s revised forward-looking financial expectations for the full year 2012 are as follows:

  Revenue, ranging from $381 to $385 million;
  GAAP EPS, ranging from $0.20 to $0.27 per diluted share, using a 17 percent tax rate; and
  Non-GAAP EPS, ranging from $0.96 to $1.01 per diluted share, using a 21 percent tax rate.

A detailed table providing a reconciliation of the company’s GAAP and non-GAAP earnings guidance estimates can be found accompanying this press release.

Digital River will hold a conference call today at 4:45 p.m. EDT to discuss third quarter financial results. A live webcast of Digital River’s earnings conference call can be accessed on the Investor Relations section of its corporate website. Alternatively, a live broadcast of the call may be heard by using conference ID #37432540 and dialing +1 (408) 427-3861. A webcast replay of the call will be archived on Digital River’s corporate website.

About Digital River, Inc.
Digital River, Inc., the revenue growth experts in global cloud commerce, builds and manages online businesses for software and game publishers, consumer electronics manufacturers, distributors, online retailers and affiliates. Its multi-channel commerce solution, which supports both direct and indirect sales, is designed to help companies of all sizes maximize online revenues as well as reduce the costs and risks of running a global commerce operation. The company’s comprehensive platform offers site development and hosting, order management, global payments, cloud-based billing, fraud management, export controls, tax management, physical and digital product fulfillment, multi-lingual customer service, advanced reporting and strategic marketing services.

Founded in 1994, Digital River is headquartered in Minneapolis with offices across the U.S., Asia, Europe and South America. For more details about Digital River, visit the corporate website, call +1 952-253-1234, or follow the company on Twitter.

Non-GAAP Net Income Calculation
Digital River’s non-GAAP net income (loss) is computed by adjusting GAAP pre-tax income as reported on the company’s statement of operations by adding back amortization of acquisition-related intangibles, stock-based compensation expense, intangible impairments, unrealized investment gain or loss, restructuring costs, litigation settlement and acquisition-related costs, net of a 21 percent tax rate. Non-GAAP diluted earnings per share is calculated using the “if-converted” method with respect to the issuance of the company’s 2004 and 2010 convertible notes, which includes shares reserved upon conversion of 199,828 and 7,022,027, respectively. In computing non-GAAP diluted earnings per share, adjust non-GAAP net income to add back debt interest and issuance cost amortization expenses, net of the tax benefit, and then divide this amount by fully diluted shares outstanding. This amount, representing the fully diluted earnings computation, is selected to represent non-GAAP diluted earnings per share for each period presented. To provide further clarity, a detailed reconciliation on the comparability of the GAAP and non-GAAP data has been provided in table form following the financial statements accompanying this release.

Forward-Looking Statements
This press release contains forward-looking statements, including statements regarding the company’s anticipated future growth, including future financial performance, as well as statements containing the words “anticipates,” “believes,” “plans,” “will,” “expects,” or “guidance” and similar words. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the company, or industry results, to differ materially from those expressed or implied by such forward-looking statements. Such factors include, among others: the company’s operating history and variability of operating results; competition in the commerce market; challenges associated with international expansion; our ability to successfully complete senior management succession plan; the variability of foreign exchange rates; any breach or compromise of the company’s security systems; our ability to successfully manage our business while undertaking significant internal investments; our ability to execute upon our payments strategy and expand our business in this sector; our ability to achieve favorable tax rates in our international operations; and other risk factors referenced in the company’s public filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended Dec. 31, 2011. The financial information contained in this release should be read in conjunction with the consolidated financial statements and notes thereto included in Digital River’s most recent reports on Form 10-K and Form 10-Q, each as it may be amended from time-to-time.

The forward-looking statements for the remainder of fiscal 2012 reflect management’s expectations as of Nov. 1, 2012. Results may be materially affected by many factors, such as changes in global conditions in the financial services markets and consumer spending, fluctuations in foreign currency rates, the rate of growth of online commerce and the Internet, progress with key partners and other factors. The guidance assumes, among other things, that there are no changes to stock-based compensation expense and anticipated tax rates. Readers are cautioned not to place undue reliance on forward-looking statements, which reflect management's analysis only as of the date hereof. The company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

Digital River is a registered trademark of Digital River, Inc. All other trademarks and registered trademarks are trademarks of their respective owners.

Digital River, Inc.
Third Quarter Results
(In thousands, except share data)
Subject to reclassification

Consolidated Balance Sheets	(Unaudited)
	September 30,	December 31,
	2012	2011
Assets
Current assets
Cash and cash equivalents	$465,455	$497,193
Short-term investments	209,543	223,349
Accounts receivable, net of allowance of $4,932 and $4,613	75,254	64,811
Deferred tax assets	8,455	8,532
Prepaid expenses and other	38,358	35,719
Total current assets	797,065	829,604
Property and equipment, net	50,656	51,537
Goodwill	282,569	281,858
Intangible assets, net of accumulated amortization of $91,264 and $85,542	13,444	18,324
Long-term investments	81,064	99,047
Deferred income taxes	24,439	21,433
Other assets	6,143	8,973
Total assets	$1,255,380	$1,310,776
Liabilities and stockholders' equity
Current liabilities
Accounts payable	$181,551	$243,410
Accrued payroll	10,424	17,523
Deferred revenue	12,912	8,633
Other accrued liabilities	52,010	42,577
Total current liabilities	256,897	312,143
Non-current liabilities
Convertible senior notes	353,805	353,805
Other liabilities	15,883	12,556
Total non-current liabilities	369,688	366,361
Total liabilities	626,585	678,504
Stockholders' equity
Preferred stock, $.01 par value; 5,000,000 shares authorized; no shares issued or outstanding	-	-
Common stock, $.01 par value; 120,000,000 shares authorized; 48,848,429 and 47,248,765 shares issued	488	472
Treasury stock at cost; 13,317,730 and 11,741,310 shares	(364,845)	(340,946)
Additional paid-in capital	726,721	708,941
Retained earnings	275,972	271,769
Accumulated other comprehensive loss	(9,541)	(7,964)
Stockholders' equity	628,795	632,272
Total liabilities and stockholders' equity	$1,255,380	$1,310,776

Digital River, Inc.
Third Quarter Results
(Unaudited, in thousands, except per share amounts)
Subject to reclassification

Consolidated Statements of Operations

	Three months ended		Nine months ended
	September 30,		September 30,
	2012	2011	2012	2011
Revenue	$91,670	$95,411	$284,887	$286,116
Costs and expenses (exclusive of depreciation and amortization expense shown separately below):
Direct cost of services	2,974	3,663	9,671	11,682
Network and infrastructure	13,414	12,017	39,103	37,106
Sales and marketing	37,954	40,535	120,798	117,733
Product research and development	15,677	16,781	47,096	50,507
General and administrative	14,309	9,741	38,831	31,364
Depreciation and amortization	4,969	5,693	15,258	16,657
Amortization of acquisition-related intangibles	1,709	2,184	5,301	6,511
Total costs and expenses	91,006	90,614	276,058	271,560
Income from operations	664	4,797	8,829	14,556
Interest income	773	1,565	2,908	4,793
Interest expense	(2,262)	(2,264)	(6,756)	(6,764)
Other income (expense), net	(606)	(511)	127	27
Income (loss) before income taxes	(1,431)	3,587	5,108	12,612
Income tax expense (benefit)	(697)	(1,931)	905	(216)
Net income (loss)	$(734)	$5,518	$4,203	$12,828

Net income (loss) per share - basic	$(0.02)	$0.15	$0.13	$0.34
Net income (loss) per share - diluted	$(0.02)	$0.15	$0.13	$0.34
Shares used in per share calculation - basic	32,685	37,294	33,347	37,416
Shares used in per share calculation - diluted	32,685	37,799	33,579	38,177

Calculation of GAAP Diluted Net Income (Loss) Per Share

	Three months ended		Nine months ended
	September 30,		September 30,
	2012	2011	2012	2011
GAAP net income (loss)	$(734)	$5,518	$4,203	$12,828
Add back debt interest expense and issuance cost amortization, net of tax benefit	-	20	-	59
Adjusted net income (loss) for GAAP EPS calculation	$(734)	$5,538	$4,203	$12,887

Net income (loss) per share - diluted	$(0.02)	$0.15	$0.13	$0.34
Shares used in per share calculation - diluted	32,685	37,799	33,579	38,177

Digital River, Inc.
Third Quarter Results
(Unaudited, in thousands)
Subject to reclassification

Consolidated Statements of Cash Flows
	Nine months ended
	September 30,
	2012	2011
Operating Activities:
Net income	$4,203	$12,828
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Amortization of acquisition-related intangibles	5,301	6,511
Provision for doubtful accounts	1,349	916
Depreciation and amortization	15,258	16,657
Debt issuance cost amortization	1,481	1,492
Loss on sale of equipment	39	-
Stock-based compensation expense	18,255	16,235
Excess tax benefits from stock-based compensation	(129)	(1,517)
Deferred and other income taxes	(4,325)	1,121
Change in operating assets and liabilities (net of acquisitions):
Accounts receivable	(11,539)	(5,342)
Prepaid and other assets	(7,362)	651
Accounts payable	(62,586)	(9,212)
Deferred revenue	9,094	(1,198)
Income tax payable	5,771	(5,525)
Other accrued liabilities	846	(28,562)
Net cash provided by (used in) operating activities	(24,344)	5,055

Investing Activities:
Purchases of investments	(95,776)	(207,790)
Sales of investments	122,391	172,288
Cash paid for cost method investments	-	(10,000)
Purchases of equipment and capitalized software	(14,394)	(17,744)
Net cash provided by (used in) investing activities	12,221	(63,246)

Financing Activities:
Debt issuance costs	-	(342)
Exercise of stock options	1,522	365
Sales of common stock under employee stock purchase plan	1,300	1,251
Repurchase of common stock	(20,242)	(50,008)
Repurchase of restricted stock to satisfy tax withholding obligation	(3,657)	(5,905)
Excess tax benefits from stock-based compensation	129	1,517
Net cash used in financing activities	(20,948)	(53,122)
Effect of exchange rate changes on cash	1,333	3,348
Net decrease in cash and cash equivalents	(31,738)	(107,965)
Cash and cash equivalents, beginning of period	497,193	565,086

Cash and cash equivalents, end of period	$465,455	$457,121

Cash paid for interest on convertible senior notes	$3,560	$3,560
Cash paid for income taxes	$2,314	$3,361

Digital River, Inc.
GAAP to non-GAAP Reconciliations
(Unaudited, in thousands, except per share amounts)
UTILIZING 21% EFFECTIVE INCOME TAX RATE

					Twelve months
	Three months ended				ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2011	2011	2011	2011	2011

GAAP pre-tax income	$8,885	$140	$3,587	$2,999	$15,611
Add back amortization of acquisition-related intangibles	2,122	2,205	2,184	11,529	18,040
Add back stock-based compensation expense	4,955	5,731	5,549	5,879	22,114
Add back unrealized investment gain/loss	-	-	-	1,995	1,995
Subtotal	15,962	8,076	11,320	22,402	57,760
Income tax expense @ 21%	3,352	1,696	2,377	4,705	12,130
Non-GAAP net income	12,610	6,380	8,943	17,697	45,630

Add back debt interest expense and issuance cost amortization, net of tax benefit	1,420	20	1,413	1,413	5,659
Adjusted net income for non-GAAP EPS calculation	$14,030	$6,400	$10,356	$19,110	$51,289

Non-GAAP net income per share - diluted	$0.31	$0.17	$0.23	$0.45	$1.15

Shares used in per share calculation - diluted	45,276	38,181	44,821	42,207	44,532

					Nine months
	Three months ended				ended
	March 31,	June 30,	September 30,		September 30,
	2012	2012	2012		2012
GAAP pre-tax income (loss)	$5,777	$762	$(1,431)		$5,108
Add back amortization of acquisition-related intangibles	1,849	1,743	1,709		5,301
Add back stock-based compensation expense	5,961	6,231	6,063		18,255
Add back restructuring related costs	395	49	73		517
Add back litigation settlement related costs	-	-	750		750
Add back acquisition related costs	-	-	622		622
Add back unrealized investment loss	-	-	627		627
Subtotal	13,982	8,785	8,413		31,180
Income tax expense @ 21%	2,936	1,845	1,767		6,548
Non-GAAP net income	11,046	6,940	6,646		24,632

Add back debt interest expense and issuance cost amortization, net of tax benefit	1,409	1,412	1,414		4,235
Adjusted net income for non-GAAP EPS calculation	$12,455	$8,352	$8,060		$28,867

Non-GAAP net income per share - diluted	$0.30	$0.20	$0.20		$0.71

Shares used in per share calculation - diluted	41,032	40,783	40,172		40,801

Breakdown of stock-based compensation expense
					Nine months
	Three months ended				ended
	March 31,	June 30,	September 30,		September 30,
	2012	2012	2012		2012
Direct cost of services	$60	$58	$26		$144
Network and infrastructure	364	368	408		1,140
Sales and marketing	2,168	2,129	1,949		6,246
Product research and development	735	953	999		2,687
General and administrative	2,634	2,723	2,681		8,038
Total	$5,961	$6,231	$6,063		$18,255

Digital River, Inc.
Non-GAAP Guidance
(Unaudited, in millions except per share amounts)

Revenue Guidance Table
	2011 Actual
					Twelve months
	Three months ended				ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2011	2011	2011	2011	2011
Commerce	$74.6	$70.1	$72.5	$89.6	$306.8
Support Business	23.6	22.4	22.9	22.4	91.3
Total Revenue	$98.2	$92.5	$95.4	$112.0	$398.1

	2012 Actual
					Nine months
	Three months ended				ended
	March 31,	June 30,	September 30,		September 30,
	2012	2012	2012		2012
Commerce	$82.1	$71.3	$71.7		$225.1
Support Business	20.3	19.5	20.0		59.8
Total Revenue	$102.4	$90.8	$91.7		$284.9

	2012 Guidance
	Q4 2012		Full Year 2012
	Low Guidance	High Guidance	Low Guidance	High Guidance
Commerce	$77.6	$81.2	$302.8	$306.3
Support Business	18.4	18.8	78.1	78.6
Total Expected Revenue	$96.0	$100.0	$380.9	$384.9

Non-GAAP Guidance Reconciliation
	Q4 2012		Full Year 2012
	Low Guidance	High Guidance	Low Guidance	High Guidance
Expected GAAP net income per share - diluted	$0.08	$0.15	$0.20	$0.27
Add back amortization of acquisition-related costs, net of tax	0.04	0.04	0.16	0.16
Add back stock-based compensation expense, net of tax	0.15	0.15	0.58	0.58
Add back restructuring related costs, net of tax	-	-	0.01	0.01
Add back litigation settlement related costs, net of tax	-	-	0.02	0.02
Add back acquisition related costs, net of tax	-	-	0.02	0.02
Add back unrealized investment loss, net of tax	-	-	0.02	0.02
Convertible debt dilution impact, net of tax	(0.02)	(0.02)	(0.04)	(0.05)
Tax Variability	-	(0.01)	(0.01)	(0.02)
Expected non-GAAP diluted net income per share	$0.25	$0.31	$0.96	$1.01

CONTACT:
Digital River, Inc.
Investor Relations Contact:
Ed Merritt, 952-225-3362
Vice President, Investor Relations, Treasury
investorrelations@digitalriver.com
or
Media Relations Contact:
Gerri Dyrek, 952-225-3719
Group Vice President, Corporate Communications
gdyrek@digitalriver.com